UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2004

     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2004 providing for the issuance of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-38              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSAA Home Equity Trust 2004-4, Asset Backed Certificates, Series 2004-4 pursuant to the terms of the Trust Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

   On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Home Equity Trust 2004-4,
Asset Backed Certificates, Series 2004-4
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: September 30, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004


                         GSAA Home Equity Trust 2004-4
                         Statement To Certificateholders
                                  September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1       145,084,000.00   138,920,349.00   4,117,946.83        256,597.46    4,374,544.29     0.00        0.00      134,802,402.17
A2A      102,801,000.00    96,637,391.49   4,117,918.45        156,351.25    4,274,269.70     0.00        0.00       92,519,473.04
A2B       42,282,000.00    42,282,000.00           0.00         83,912.15       83,912.15     0.00        0.00       42,282,000.00
M1         6,431,000.00     6,431,000.00           0.00         13,352.36       13,352.36     0.00        0.00        6,431,000.00
M2         9,411,000.00     9,411,000.00           0.00         25,146.98       25,146.98     0.00        0.00        9,411,000.00
M3         4,704,000.00     4,704,000.00           0.00         16,665.88       16,665.88     0.00        0.00        4,704,000.00
X          2,980,972.00     2,979,993.51           0.00        778,164.54      778,164.54     0.00        0.00        2,979,993.51
P                  0.00             0.00           0.00         19,347.94       19,347.94     0.00        0.00                0.00
R                  0.00             0.00           0.00              0.00            0.00     0.00        0.00                0.00
TOTALS   313,693,972.00   301,365,734.00   8,235,865.28      1,349,538.56    9,585,403.84     0.00        0.00      293,129,868.72
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1      36228F4F0       957.51667310      28.38319063      1.76861308    30.15180371     929.13348247      A1      2.015000 %
A2A     36228F4G8       940.04330201      40.05718281      1.52091176    41.57809457     899.98611920      A2A     1.765000 %
A2B     36228F4H6     1,000.00000000       0.00000000      1.98458327     1.98458327   1,000.00000000      A2B     2.165000 %
M1      36228F4J2     1,000.00000000       0.00000000      2.07624942     2.07624942   1,000.00000000      M1      2.265000 %
M2      36228F4K9     1,000.00000000       0.00000000      2.67208373     2.67208373   1,000.00000000      M2      2.915000 %
M3      36228F4L7     1,000.00000000       0.00000000      3.54291667     3.54291667   1,000.00000000      M3      3.865000 %
X                       999.67175472       0.00000000    261.04389441   261.04389441     999.67175472      X       0.000000 %
TOTALS                  960.69979311      26.25445821      4.30208637    30.55654458     934.44533489
---------------------------------------------------------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Section 4.02(i)         Principal Payments
                                              Scheduled Principal Collected                                            115,890.95
                                              Payoff Principal                                                       8,101,150.01
                                              Curtailments & Principal Adj                                              18,824.32
                                              Principal Insurance Proceeds                                                   0.00
                                              Principal Condemnation Proceeds                                                0.00
                                              Principal Liquidation Proceeds                                                 0.00
                                              Purchased Mortgage Loans                                                       0.00
                                              Substitution Adjustments                                                       0.00
                                              Subsequent Recoveries                                                          0.00
                        Total Principal Payments                                                                     8,235,865.28


Section 4.02(iii)       Interest Payments of Offered Certificates
                                              Class A1                                                                256,597.46
                                              Class A2A                                                               156,351.25
                                              Class A2B                                                                83,912.15
                                              Class M1                                                                 13,352.36
                                              Class M2                                                                 25,146.98
                                              Class M3                                                                 16,665.88
                        Total Interest Payments                                                                       552,026.08

                        Unpaid Interest Amounts included in Distribution
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Unpaid Interest Amounts                                                                        0.00

                        Remaining Unpaid Interest Amounts after distribution
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Remaining Unpaid Interest Amounts                                                              0.00

                        Basis Risk Carry Forward Amounts for the Distribution Date
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Basis Risk Carry Forward Amounts                                                               0.00

                        Basis Risk Carry Forward Amounts covered by withdrawals from Excess Reserve Fund Account
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Basis Risk Carry Forward Amounts covered                                                       0.00

Section 4.02(iii)       Principal Shortfalls
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Principal Shortfalls                                                                           0.00

                        Interest Shortfalls
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Interest Shortfalls                                                                            0.00

                        Basis Risk Carry Forward Amount not covered by Excess Reserve Fund Account
                                              Class A1                                                                       0.00
                                              Class A2A                                                                      0.00
                                              Class A2B                                                                      0.00
                                              Class M1                                                                       0.00
                                              Class M2                                                                       0.00
                                              Class M3                                                                       0.00
                        Total Basis Risk Carry Forward Amount not covered                                                    0.00

Section 4.02(iv)        Ending Class Certificate Balance of each class of Offered Certificates
                                                         Class A1                                                  134,802,402.17
                                                         Class A2A                                                  92,519,473.04
                                                         Class A2B                                                  42,282,000.00
                                                         Class M1                                                    6,431,000.00
                                                         Class M2                                                    9,411,000.00
                                                         Class M3                                                    4,704,000.00
                         Total Ending Class Certificate Balance                                                    290,149,875.20

Section 4.02(v)          Pool Stated Principal Balance
                                               Beginning Stated Balance:                                           301,365,834.17
                                               Ending Stated Balance:                                              293,129,968.89


Section 4.02(vi)         Servicing Fees paid to or retained by the Servicer                                            102,549.90


Section 4.02(vii)        Pass-Through Rate for each Class of Offered Certificates
                                               Class A1                                                                 2.015000
                                               Class A2A                                                                1.765000
                                               Class A2B                                                                2.165000
                                               Class M1                                                                 2.265000
                                               Class M2                                                                 2.915000
                                               Class M3                                                                 3.865000

Section 4.02(viii)       Amount of Advances included in the distribution                                                      0.00
                                   Aggregate Amount of Advances reported by Servicer or Trustee                               0.00

Loans Delinquent
                                          Group 1
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                 2               950,599.70                  0.32
                                         2 Month                 0                     0.00                  0.00
                                         3 Month                 1               116,000.00                  0.04
                                          Total                  3             1,066,599.70                  0.36

                                          Group Totals
                                                                                    Principal
                                         Category              Number                Balance               Percentage
                                         1 Month                  2               950,599.70                  0.32
                                         2 Month                  0                     0.00                  0.00
                                         3 Month                  1               116,000.00                  0.04
                                          Total                   3             1,066,599.70                  0.36

                                            Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosu

Loans have become REO Proper
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                0                    0.00                  0.00 %
Loans in Foreclosures

                                                                 Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Loans in Bankruptcy
                                                                 Loans in Bankruptcy
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       3              433,099.72                  0.15 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       3              433,099.72                  0.15 %

Section 4.02(x)      Aggregate Monthly Payments due on all Outstanding Mortgage Loans
                                           Preceding 1 calendar month                                               7,667,009.37
                                           Preceding 2 calendar month                                               7,404,873.44
                                           Preceding 3 calendar month                                                        N/A
                                           Preceding 4 calendar month                                                        N/A
                                           Preceding 5 calendar month                                                        N/A
                                           Preceding 6 calendar month                                                        N/A
                                           Preceding 7 calendar month                                                        N/A
                                           Preceding 8 calendar month                                                        N/A
                                           Preceding 9 calendar month                                                        N/A
                                           Preceding 10 calendar month                                                       N/A
                                           Preceding 11 calendar month                                                       N/A
                                           Preceding 12 calendar month                                                       N/A

                     Monthly Payments delinquent 60 days or more
                                           Preceding 1 calendar month                                                 510,000.00
                                           Preceding 2 calendar month                                                       0.00
                                           Preceding 3 calendar month                                                        N/A
                                           Preceding 4 calendar month                                                        N/A
                                           Preceding 5 calendar month                                                        N/A
                                           Preceding 6 calendar month                                                        N/A
                                           Preceding 7 calendar month                                                        N/A
                                           Preceding 8 calendar month                                                        N/A
                                           Preceding 9 calendar month                                                        N/A
                                           Preceding 10 calendar month                                                       N/A
                                           Preceding 11 calendar month                                                       N/A
                                           Preceding 12 calendar month                                                       N/A


Section 4.02(xi)     Details of Mortgage Loans became REO Property during the preceding calendar month
                     (Please refer to the attached report)

Section 4.02(xii)   Details of Mortgage Loans became REO Property

Section 4.02(xiii)   Has a Trigger Event Occurred?                                                                            NO

                     Details of Delinquency Trigger
                                           Current rolling three month delinquency average                             0.069601 %
                                           Prior Period Senior Enhancement Percentage                                  7.806490 %
                                           Trigger Threshold (40% of Prior Period Senior Enhancement Percentage)       3.122596 %

                     Details of Cumulative Realized Losses Trigger
                                           Cumulative Realized Losses to original pool balance                         0.000000 %
                                           Cumulative Realized Losses Threshold                                        0.000000 %

Section 4.02(xiv)    Deposit in the Excess Reserve Fund Account (after distribution)                                         0.00

Section 4.02(xv)     Aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month          0.00
                     Aggregate amount of Applied Realized Loss Amounts incurred through this Distribution Date               0.00

Section 4.02(xvi)    Amount of Net Monthly Excess Cash Flow                                                            778,164.54
                     Net Monthly Excess Cash Flow allocated for Applied Realized Loss                                        0.00
                     Net Monthly Excess Cash Flow allocated for Unpaid Interest Amounts                                      0.00

Section 4.02(xvii)   Overcollateralization Amount                                                                    2,980,093.69
                     Specified Overcollateralized Amount                                                             2,980,093.69

Section 4.02(xviii)  Prepayment Premiums collected                                                                      19,347.94

Section 4.02(xix)    Interest Rate Cap Payment                                                                               0.00

Section 4.02(xx)     Amount distributed on Class X                                                                     778,164.54
                                           Class X Principal Payment                                                         0.00
                                           Class X Interest Payment                                                    778,164.54
                     Amount distributed on Class P                                                                      19,347.94
                     Amount distributed on Class R                                                                           0.00

Section 4.02(xxi)    Amount Subsequent Recoveries                                                                             0.00

                            Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.